UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2006

ZIM CORPORATION

(Exact name of Registrant as specified in its charter)

Canada

(State or other jurisdiction of incorporation)

0-30432	Not Applicable
(Commission File Number)	(IRS Employer Identification No.)

150-150 Isabella Street

Ottawa, Ontario, Canada K1S 1V7

(613) 727-1397

(Address of principal executive offices, including zip code)

(613) 727-1397

(Registrant's telephone number)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 14, 2006, ZIM Corporation issued a press release announcing its financial results for the fiscal quarter ended December 31, 2005. The text of the press release is included as Exhibit 99.1 to this Form 8-K.

Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein is deemed to be furnished and shall not be deemed to be filed.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

99.1	Press Release dated February 14, 2006, announcing financial results for the fiscal quarter ended December 31, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIM CORPORATION (Registrant)

February 14, 2006	By: /s/ Michael Cowpland
Michael Cowpland, President and Chief Executive Officer